American Balanced Fund, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $231,142
------------------ --------------------------------
------------------ --------------------------------
Class B            $25,139
------------------ --------------------------------
------------------ --------------------------------
Class C            $22,704
------------------ --------------------------------
------------------ --------------------------------
Class F            $7,782
------------------ --------------------------------
------------------ --------------------------------
Total              $286,767
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $4,719
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $932
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $1,353
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $266
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $92
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $145
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,652
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $8,277
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $4,235
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1,602
------------------ --------------------------------
------------------ --------------------------------
Total              $24,273
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.1800
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1167
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1118
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.1774
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.1784
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1022
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1031
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1474
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.1693
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1110
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1153
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1495
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.1777
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2040
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,393,852
------------------ ----------------------------------
------------------ ----------------------------------
Class B            234,999
------------------ ----------------------------------
------------------ ----------------------------------
Class C            228,455
------------------ ----------------------------------
------------------ ----------------------------------
Class F            49,250
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,906,556
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        29,785
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        10,079
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        14,764
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,993
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        667
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,518
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          26,913
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          72,377
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          29,596
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          8,421
------------------ ----------------------------------
------------------ ----------------------------------
Total              196,113
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $17.64
----------------------- -------------------------
----------------------- -------------------------
Class B                 $17.59
----------------------- -------------------------
----------------------- -------------------------
Class C                 $17.58
----------------------- -------------------------
----------------------- -------------------------
Class F                 $17.63
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $17.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $17.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $17.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $17.62
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $17.62
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $17.58
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $17.58
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $17.59
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $17.62
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $17.65
----------------------- -------------------------